Exhibit 99.1

News Release

Contact: Tito L. Lima Treasurer (814) 765-9621 FOR IMMEDIATE RELEASE

CNB Financial Corporation Announces “At-The-Market” Offering of Shares of Common Stock

Clearfield, Pennsylvania – November 12, 2019

CNB Financial Corporation (“CNB”) (NASDAQ: CCNE), the parent company of CNB Bank, announced today that it had filed a prospectus supplement to its existing shelf registration statement on Form S-3 relating to the sale of shares of its common stock having an aggregate value of up to $40,000,000 through an “at-the-market” equity offering program.

CNB intends to use the net proceeds from the offering for general corporate purposes, including potential future acquisitions and to support organic growth. The shares will be offered through Keefe, Bruyette & Woods, Inc. as sales agent. The sales agent may sell shares of our common stock by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation sales made directly on the NASDAQ Global Select Market, on any other existing trading market for the common stock or to or through a market maker. In addition, the sales agent may also sell the shares of common stock by any other method permitted by law, including, but not limited to, negotiated transactions. Sales may be made at market prices prevailing at the time of the sale, at prices related to prevailing market prices or at negotiated prices.

CNB has filed with the U.S. Securities and Exchange Commission (“SEC”) a prospectus supplement to the prospectus contained in its existing shelf registration statement on Form S-3 (File No. 333-215449) for the offering of shares of common stock described in this communication. Before you invest, you should read the prospectus, the prospectus supplement relating to the “at-the-market” program, and other documents CNB has filed with the SEC (many of which are incorporated by reference into the prospectus and prospectus supplement) for more complete information about the CNB and the at-the-market program. You may obtain copies of the prospectus supplement and accompanying prospectus relating to the offering without charge by visiting the SEC’s website at www.sec.gov, or from Keefe, Bruyette & Woods, 787 Seventh Avenue, 4th Floor, New York, NY 10019 —Attention: Equity Capital Markets, or by calling toll free (800) 966-1559 or by email at kbwsyndicatedesk@kbw.com.

This press release is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any security of CNB, which is made only by means of a prospectus supplement and related prospectus, nor will there be any sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About CNB Financial Corporation and CNB Bank

CNB Financial Corporation (NASDAQ: CCNE) is a financial holding company with consolidated assets of approximately $3.5 billion that conducts business primarily through CNB Bank, CNB Financial Corporation’s principal subsidiary. CNB Bank is a full-service bank engaging in a full range of banking activities and services, including trust and wealth management services, for individual, business, governmental, and institutional customers. CNB Bank operations include a private banking division and 42 full-service offices in Pennsylvania, Ohio and New York. CNB Bank’s divisions include ERIEBANK, a division of CNB Bank, based in Erie, Pennsylvania with offices in northwest Pennsylvania and northeast Ohio; FCBank, based in Worthington, Ohio with officers in central Ohio; and BankOnBuffalo, based in Buffalo, New York with offices in northwest New York. CNB Bank is headquartered in Clearfield, Pennsylvania with offices in central and north central Pennsylvania. More information about CNB Financial Corporation and CNB Bank may be found on the Internet at www.cnbbank.bank.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the completion of the branch sale. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and forward-looking statement disclaimers in CNB’s annual and quarterly reports.

The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this press release. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this press release or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur and you should not put undue reliance on any forward-looking statements.